10-K 1998
                                                                      Exhibit 23

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-64089 as ammended; 33-21355; 33-35606; 33-47592;
33-86424; 333-40227; 333-62545) of Schlumberger Limited of our report dated January 20, 1999 appearing on page 50 of this Form 10-K.




     /s/
----------------------------
PricewaterhouseCoopers LLP
New York, New York
March 26, 1999


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